S&T Earnings Release -1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Third Quarter 2018 Results

Indiana, Pa. - October 18, 2018 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its third quarter 2018 earnings. Third quarter net income was $30.9 million, or $0.88 diluted earnings per share (EPS), compared to second quarter of 2018 net income of $21.4 million, or $0.61 diluted EPS and third quarter of 2017 net income of $22.7 million, or $0.65 diluted EPS.

Third Quarter of 2018 Highlights:

•
Annualized performance metrics were strong with return on average assets of 1.75%, return on average shareholders’ equity of 13.41% and return on average tangible shareholders’ equity (non-GAAP) of 19.73%.

•
EPS was positively impacted by a one-time reduction to tax expense of $2.9 million, or $0.08 per diluted share, during the third quarter of 2018 related to a tax deduction for a pension contribution at a 35% corporate tax rate versus the current rate of 21%.

•	Net interest margin (FTE) (non-GAAP) improved 3 basis points to 3.67% and net interest income increased $0.9 million to $59.3 million compared to the second quarter of 2018.

•	Net loan charge-offs were only $0.4 million, or 0.03% of average loans on an annualized basis, for the third quarter of 2018.

•	S&T's Board of Directors declared a $0.27 per share dividend, which is an increase of 23% compared to a $0.22 dividend in the same period last year.

“We are pleased with our performance in the third quarter,” said Todd Brice, president and chief executive officer of S&T. “Overall we had a very strong quarter with an increase in our net interest margin and net interest income and improvement in our asset quality."

Net Interest Income

Net interest income increased $0.9 million to $59.3 million for the third quarter of 2018 compared to $58.4 million for the second quarter of 2018. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) increased 3 basis points to 3.67% from 3.64% from the second quarter of 2018. The increases in short-term interest rates in 2018 continue to positively impact both net interest income and net interest margin. Loan and total interest-bearing liability rates both increased 11 basis points compared to the second quarter of 2018.

- more -

S&T Earnings Release -2

Asset Quality

Asset quality improved during the third quarter of 2018 with net loan charge-offs of only $0.4 million, or 0.03% of average loans on an annualized basis, compared to $7.9 million, or 0.55% of average loans on an annualized basis, in the second quarter of 2018. Nonperforming loans decreased $0.6 million to $20.7 million compared to $21.4 million in the second quarter of 2018. The provision for loan losses was $0.5 million compared to $9.3 million in the second quarter of 2018. In the second quarter of 2018, net loan charge-offs were significantly higher, and included a $5.2 million loan charge-off from a participation loan agreement which resulted from fraudulent activities believed to be perpetrated by one or more executives employed by the borrower. The allowance for loan losses to total portfolio loans was 1.04% at September 30, 2018 compared to 1.05% at June 30, 2018.

Noninterest Income and Expense

Noninterest income decreased $0.3 million to $12.0 million for the third quarter of 2018 compared to $12.3 million for the second quarter of 2018. Higher service charges on deposit account fees of $0.3 million were offset by small declines in various other fee categories. The decrease in insurance fees from the third quarter of 2017 of $1.2 million related to the sale of a majority interest of our insurance business during the first quarter of 2018.

Noninterest expenses were $37.1 million compared to $35.9 million for the second quarter of 2018. The increase of $1.2 million in salaries and employee benefits mainly related to higher incentives and medical expense compared to the second quarter of 2018. Data processing and information technology (IT) increased $0.5 million due to a recent outsourcing arrangement for certain components of the IT function.

Financial Condition

Total assets were essentially unchanged at $7.1 billion at September 30, 2018 and June 30, 2018. Total portfolio loans increased $21.7 million compared to June 30, 2018 with growth in the commercial real estate portfolio. Total deposits increased $74.0 million, or 5.4% annualized, to $5.5 billion at September 30, 2018 compared to $5.4 billion at June 30, 2018. All capital ratios increased this quarter due to higher retained earnings and slower risk weighted asset growth. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared a $0.27 per share cash dividend at its regular meeting held October 15, 2018. This dividend is a 23% increase compared to a $0.22 dividend in the same period last year. The dividend is payable November 15, 2018 to shareholders of record on November 1, 2018.

Conference Call

S&T will host its third quarter 2018 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, October 18, 2018. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2018 Conference Call” and follow the instructions. After the live presentation, the webcast will be archived on this website for at least 90 days. A replay of the call will also be available until October 25, 2018, by dialing 1.877.481.4010; the Conference ID # is 37697

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $7.1 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.

- more -

S&T Earnings Release -3

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate” ,“estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses, cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	4
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Third	Second	Third
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$68,631	$66,610	$62,450
Investment securities:
Taxable	3,649	3,519	2,988
Tax-exempt	857	872	896
Dividends	490	580	389
Total Interest Income	73,627	71,581	66,723

INTEREST EXPENSE
Deposits	10,871	9,166	6,748
Borrowings and junior subordinated debt securities	3,494	4,012	2,519
Total Interest Expense	14,365	13,178	9,267

NET INTEREST INCOME	59,262	58,403	57,456
Provision for loan losses	462	9,345	2,850
Net Interest Income After Provision for Loan Losses	58,800	49,058	54,606

NONINTEREST INCOME
Service charges on deposit accounts	3,351	3,227	3,207
Debit and credit card	3,141	3,309	3,067
Wealth management	2,483	2,616	2,406
Mortgage banking	700	831	872
Insurance	101	134	1,318
Other	2,266	2,134	2,681
Total Noninterest Income	12,042	12,251	13,551

NONINTEREST EXPENSE
Salaries and employee benefits	19,769	18,611	20,325
Data processing and information technology	2,906	2,379	2,284
Net occupancy	2,722	2,804	2,692
Furniture, equipment and software	2,005	2,134	1,890
Other taxes	1,341	1,739	1,208
Professional services and legal	1,181	888	869
Marketing	1,023	1,190	766
FDIC insurance	746	739	1,152
Other	5,392	5,379	5,367
Total Noninterest Expense	37,085	35,863	36,553

Income Before Taxes	33,757	25,446	31,604
Provision for income taxes	2,876	4,010	8,883

Net Income	$30,881	$21,436	$22,721

Per Share Data
Shares outstanding at end of period	35,006,587	35,009,945	34,979,192
Average shares outstanding - diluted	35,019,292	35,057,576	34,960,139
Diluted earnings per share	$0.88	$0.61	$0.65
Dividends declared per share	$0.25	$0.25	$0.20
Dividend yield (annualized)	2.31%	2.31%	2.02%
Dividends paid to net income	28.25%	40.69%	30.69%
Book value	$26.27	$25.91	$25.37
Tangible book value (1)	$18.00	$17.63	$16.96
Market value	$43.36	$43.24	$39.58

Profitability Ratios (annualized)
Return on average assets	1.75%	1.22%	1.27%
Return on average shareholders' equity	13.41%	9.52%	10.23%
Return on average tangible shareholders' equity (2)	19.73%	14.14%	15.47%
Efficiency ratio (FTE) (3)	51.33%	50.09%	50.16%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands, except per share data)	2018	2017
INTEREST INCOME
Loans, including fees	$198,296	$179,908
Investment securities:
Taxable	10,597	8,783
Tax-exempt	2,603	2,744
Dividends	1,741	1,352
Total Interest Income	213,237	192,787

INTEREST EXPENSE
Deposits	27,883	18,103
Borrowings and junior subordinated debt securities	10,758	6,779
Total Interest Expense	38,641	24,882

NET INTEREST INCOME	174,596	167,905
Provision for loan losses	12,279	12,901
Net Interest Income After Provision for Loan Losses	162,317	155,004

NONINTEREST INCOME
Net gain (loss) on sale of securities	—	3,987
Service charges on deposit accounts	9,765	9,218
Debit and credit card	9,487	8,952
Wealth management	7,782	7,237
Mortgage banking	2,133	2,280
Insurance	404	4,232
Gain on sale of a majority interest of insurance business	1,873	—
Other	6,642	6,906
Total Noninterest Income	38,086	42,812

NONINTEREST EXPENSE
Salaries and employee benefits	57,195	60,770
Data processing and information technology	7,610	6,670
Net occupancy	8,399	8,258
Furniture, equipment and software	6,096	5,746
Other taxes	4,928	3,268
Professional services and legal	3,120	2,868
Marketing	2,916	2,468
FDIC insurance	2,592	3,461
Other	16,174	16,451
Total Noninterest Expense	109,030	109,960

Income Before Taxes	91,373	87,856
Provision for income taxes	12,893	24,182

Net Income	$78,480	$63,674

Per Share Data:
Average shares outstanding - diluted	35,012,084	34,930,509
Diluted earnings per share	$2.24	$1.82
Dividends declared per share	$0.72	$0.60
Dividends paid to net income	32.00%	32.82%

Profitability Ratios (annualized)
Return on average assets	1.50%	1.21%
Return on average shareholders' equity	11.63%	9.83%
Return on average tangible shareholders' equity (6)	17.25%	15.05%
Efficiency ratio (FTE) (7)	50.59%	51.78%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$132,650	$137,933	$114,440
Securities, at fair value	682,535	688,341	697,954
Loans held for sale	4,207	3,801	47,936
Commercial loans:
Commercial real estate	2,826,372	2,788,641	2,681,693
Commercial and industrial	1,451,371	1,455,578	1,446,811
Commercial construction	283,783	299,787	432,887
Total Commercial Loans	4,561,526	4,544,006	4,561,391
Consumer loans:
Residential mortgage	699,867	698,440	697,367
Home equity	472,451	471,622	487,806
Installment and other consumer	67,542	66,638	69,644
Consumer construction	6,421	5,412	4,550
Total Consumer Loans	1,246,281	1,242,112	1,259,367
Total Portfolio Loans	5,807,807	5,786,118	5,820,758
Allowance for loan losses	(60,556)	(60,517)	(56,712)
Total Portfolio Loans, Net	5,747,251	5,725,601	5,764,046
Federal Home Loan Bank and other restricted stock, at cost	31,178	35,782	33,120
Goodwill	287,446	287,446	291,670
Other assets	220,096	218,442	221,013
Total Assets	$7,105,363	$7,097,346	$7,170,179

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,412,127	$1,410,211	$1,348,939
Interest-bearing demand	561,191	553,729	646,195
Money market	1,367,181	1,267,623	1,036,726
Savings	817,545	845,526	940,989
Certificates of deposit	1,309,465	1,316,444	1,431,431
Deposits held for sale	—	—	38,960
Total Deposits	5,467,509	5,393,533	5,443,240

Borrowings:
Securities sold under repurchase agreements	45,200	44,724	39,923
Short-term borrowings	535,000	600,000	685,000
Long-term borrowings	45,434	46,062	12,911
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	671,253	736,405	783,453
Other liabilities	46,820	60,275	55,910
Total Liabilities	6,185,582	6,190,213	6,282,603

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	919,781	907,133	887,576
Total Liabilities and Shareholders' Equity	$7,105,363	$7,097,346	$7,170,179

Capitalization Ratios
Shareholders' equity / assets	12.94%	12.78%	12.38%
Tangible common equity / tangible assets (4)	9.25%	9.07%	8.63%
Tier 1 leverage ratio	10.13%	9.87%	9.25%
Common equity tier 1 capital	11.42%	11.18%	10.70%
Risk-based capital - tier 1	11.76%	11.53%	11.05%
Risk-based capital - total	13.27%	13.04%	12.54%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2018		2018		2017
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$57,012	2.13%	$55,015	1.60%	$53,794	1.25%
Securities, at fair value	680,464	2.63%	685,132	2.60%	690,986	2.46%
Loans held for sale	1,571	4.71%	1,528	7.43%	15,789	3.88%
Commercial real estate	2,779,019	4.81%	2,774,882	4.71%	2,678,835	4.38%
Commercial and industrial	1,432,936	4.79%	1,431,861	4.66%	1,404,047	4.45%
Commercial construction	291,512	5.08%	324,934	4.76%	425,228	4.27%
Total Commercial Loans	4,503,467	4.82%	4,531,677	4.70%	4,508,110	4.39%
Residential mortgage	696,267	4.30%	691,634	4.23%	702,702	4.10%
Home equity	472,466	4.94%	472,927	4.81%	485,501	4.37%
Installment and other consumer	66,693	6.92%	67,186	6.79%	70,118	6.57%
Consumer construction	5,846	5.04%	4,570	4.76%	4,486	4.49%
Total Consumer Loans	1,241,272	4.69%	1,236,317	4.60%	1,262,807	4.34%
Total Portfolio Loans	5,744,739	4.79%	5,767,994	4.68%	5,770,917	4.38%
Total Loans	5,746,310	4.79%	5,769,522	4.68%	5,786,706	4.38%
Federal Home Loan Bank and other restricted stock	28,512	6.28%	34,130	6.30%	30,184	4.61%
Total Interest-earning Assets	6,512,298	4.55%	6,543,799	4.44%	6,561,670	4.15%
Noninterest-earning assets	496,268		491,246		510,681
Total Assets	$7,008,566		$7,035,045		$7,072,351

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$566,579	0.36%	$571,260	0.31%	$647,442	0.25%
Money market	1,330,489	1.47%	1,251,171	1.29%	999,892	0.87%
Savings	823,215	0.20%	851,702	0.20%	979,767	0.21%
Certificates of deposit	1,310,526	1.51%	1,295,473	1.32%	1,457,649	0.98%
Total interest-bearing Deposits	4,030,809	1.07%	3,969,606	0.93%	4,084,750	0.66%
Securities sold under repurchase agreements	42,183	0.52%	48,980	0.41%	45,158	0.16%
Short-term borrowings	455,689	2.28%	617,891	2.06%	600,893	1.30%
Long-term borrowings	45,699	2.36%	46,317	2.24%	13,162	3.01%
Junior subordinated debt securities	45,619	4.79%	45,619	4.61%	45,619	3.71%
Total Borrowings	589,190	2.35%	758,807	2.12%	704,832	1.42%
Total interest-bearing Liabilities	4,619,999	1.23%	4,728,413	1.12%	4,789,582	0.77%
Noninterest-bearing liabilities	1,475,059		1,403,771		1,401,755
Shareholders' equity	913,508		902,861		881,014
Total Liabilities and Shareholders' Equity	$7,008,566		$7,035,045		$7,072,351

Net Interest Margin (5)		3.67%		3.64%		3.59%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	Nine Months Ended September 30,
(dollars in thousands)	2018		2017
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,015	1.80%	$56,126	0.99%
Securities, at fair value	684,146	2.59%	699,150	2.46%
Loans held for sale	1,681	5.90%	7,734	3.63%
Commercial real estate	2,748,620	4.70%	2,623,360	4.31%
Commercial and industrial	1,432,133	4.62%	1,415,941	4.30%
Commercial construction	330,219	4.76%	433,748	4.02%
Total Commercial Loans	4,510,972	4.68%	4,473,049	4.28%
Residential mortgage	694,075	4.24%	700,996	4.10%
Home equity	475,450	4.74%	482,336	4.30%
Installment and other consumer	66,913	6.80%	69,401	6.51%
Consumer construction	4,749	4.86%	4,807	4.33%
Total Consumer Loans	1,241,187	4.57%	1,257,540	4.31%
Total Portfolio Loans	5,752,159	4.66%	5,730,589	4.29%
Total Loans	5,753,840	4.66%	5,738,323	4.29%
Federal Home Loan Bank and other restricted stock	31,277	6.88%	31,977	4.63%
Total Interest-earning Assets	6,525,278	4.43%	6,525,576	4.06%
Noninterest-earning assets	492,428		509,750
Total Assets	$7,017,706		$7,035,326

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$571,040	0.31%	$643,423	0.21%
Money market	1,259,071	1.29%	958,619	0.74%
Savings	849,558	0.20%	1,013,318	0.21%
Certificates of deposit	1,320,374	1.32%	1,439,715	0.94%
Total Interest-bearing deposits	4,000,043	0.93%	4,055,075	0.60%
Securities sold under repurchase agreements	46,292	0.44%	48,031	0.07%
Short-term borrowings	556,017	2.00%	651,494	1.07%
Long-term borrowings	46,313	2.20%	13,759	2.96%
Junior subordinated debt securities	45,619	4.52%	45,619	3.59%
Total Borrowings	694,241	2.07%	758,903	1.19%
Total Interest-bearing Liabilities	4,694,284	1.10%	4,813,978	0.69%
Noninterest-bearing liabilities	1,421,276		1,355,636
Shareholders' equity	902,146		865,712
Total Liabilities and Shareholders' Equity	$7,017,706		$7,035,326

Net Interest Margin (8)		3.63%		3.55%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	2018		2018		2017
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$4,595	0.16%	$4,617	0.17%	$6,571	0.25%
Commercial and industrial	4,367	0.30%	4,853	0.33%	7,349	0.51%
Commercial construction	1,228	0.43%	1,870	0.62%	4,068	0.94%
Total Nonperforming Commercial Loans	10,190	0.22%	11,340	0.25%	17,988	0.39%
Consumer loans:
Residential mortgage	6,721	0.96%	6,112	0.88%	7,782	1.11%
Home equity	3,783	0.80%	3,871	0.82%	3,675	0.75%
Installment and other consumer	45	0.07%	49	0.07%	48	0.07%
Total Nonperforming Consumer Loans	10,549	0.85%	10,032	0.81%	11,505	0.91%
Total Nonperforming Loans	$20,739	0.36%	$21,372	0.37%	$29,493	0.50%

	2018	2018	2017
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$1,234	$8,632	$2,660
Recoveries	(811)	(758)	(1,171)
Net Loan Charge-offs	$423	$7,874	$1,489

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$77	$52	($145)
Commercial and industrial	(298)	7,030	401
Commercial construction	(29)	320	980
Total Commercial Loan Charge-offs	(250)	7,402	1,236
Consumer loans:
Residential mortgage	54	96	44
Home equity	402	129	10
Installment and other consumer	256	289	243
Consumer construction	(39)	(42)	(44)
Total Consumer Loan Charge-offs	673	472	253
Total Net Loan Charge-offs	$423	$7,874	$1,489

	Nine Months Ended September 30,
(dollars in thousands)	2018	2017
Loan Charge-offs
Charge-offs	$11,311	$11,423
Recoveries	(3,198)	(2,459)
Net Loan Charge-offs	$8,113	$8,964

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$80	$1,685
Commercial and industrial	7,443	3,542
Commercial construction	(838)	1,255
Total Commercial Loan Charge-offs	6,685	6,482
Consumer loans:
Residential mortgage	203	1,220
Home equity	408	546
Installment and other consumer	905	795
Consumer construction	(88)	(79)
Total Consumer Loan Charge-offs	1,428	2,482
Total Net Loan Charge-offs	$8,113	$8,964

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2018	2018	2017
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$20,739	$21,372	$29,493
OREO	3,068	2,999	1,033
Nonperforming assets	23,807	24,371	30,526
Troubled debt restructurings (nonaccruing)	7,143	7,395	10,203
Troubled debt restructurings (accruing)	22,226	24,454	15,605
Total troubled debt restructurings	29,369	31,849	25,808
Nonperforming loans / loans	0.36%	0.37%	0.50%
Nonperforming assets / loans plus OREO	0.41%	0.42%	0.52%
Allowance for loan losses / total portfolio loans	1.04%	1.05%	0.97%
Allowance for loan losses / nonperforming loans	292%	283%	192%
Net loan charge-offs (recoveries)	$423	$7,874	$1,489
Net loan charge-offs (recoveries)(annualized) / average loans	0.03%	0.55%	0.10%

	Nine Months Ended September 30,
(dollars in thousands)	2018	2017
Asset Quality Data
Net loan charge-offs (recoveries)	$8,113	$8,964
Net loan charge-offs (recoveries)(annualized) / average loans	0.19%	0.21%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2018	2018	2017
	Third	Second	Third
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$919,781	$907,133	$887,576
Less: goodwill and other intangible assets	(290,171)	(290,355)	(295,627)
Tax effect of other intangible assets	572	611	1,385
Tangible common equity (non-GAAP)	$630,182	$617,389	$593,334
Common shares outstanding	35,007	35,010	34,979
Tangible book value (non-GAAP)	$18.00	$17.63	$16.96

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$122,516	$85,980	$90,144
Plus: amortization of intangibles (annualized)	731	869	930
Tax effect of amortization of intangibles (annualized)	(154)	(183)	(326)
Net income before amortization of intangibles (annualized)	$123,093	$86,666	$90,748

Average total shareholders' equity	$913,508	$902,861	$881,014
Less: average goodwill and other intangible assets	(290,264)	(290,464)	(295,775)
Tax effect of average goodwill and other intangible assets	592	634	1,437
Average tangible equity (non-GAAP)	$623,836	$613,031	$586,676
Return on average tangible equity (non-GAAP)	19.73%	14.14%	15.47%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$37,085	$35,863	$36,553

Net interest income per consolidated statements of net income	$59,262	$58,403	$57,456
Less: net (gains) losses on sale of securities	—	—	—
Plus: taxable equivalent adjustment	951	938	1,867
Net interest income (FTE) (non-GAAP)	60,213	59,341	59,323
Noninterest income	12,042	12,251	13,551
Net interest income (FTE) (non-GAAP) plus noninterest income	$72,255	$71,592	$72,874
Efficiency ratio (non-GAAP)	51.33%	50.09%	50.16%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$919,781	$907,133	$887,576
Less: goodwill and other intangible assets	(290,171)	(290,355)	(295,627)
Tax effect of goodwill and other intangible assets	572	611	1,385
Tangible common equity (non-GAAP)	$630,182	$617,389	$593,334

Total assets	$7,105,363	$7,097,346	$7,170,179
Less: goodwill and other intangible assets	(290,171)	(290,355)	(295,627)
Tax effect of goodwill and other intangible assets	572	611	1,385
Tangible assets (non-GAAP)	$6,815,764	$6,807,602	$6,875,937
Tangible common equity to tangible assets (non-GAAP)	9.25%	9.07%	8.63%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$73,627	$71,581	$66,723
Less: interest expense	(14,365)	(13,178)	(9,267)
Net interest income per consolidated statements of net income	59,262	58,403	57,456
Plus: taxable equivalent adjustment	951	938	1,867
Net interest income (FTE) (non-GAAP)	60,213	59,341	59,323
Net interest income (FTE) (annualized)	238,889	238,016	235,358
Average earning assets	$6,512,298	$6,543,799	$6,561,670
Net interest margin - (FTE) (non-GAAP)	3.67%	3.64%	3.59%

- more -

S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited

	Nine months ended September 30,
	2018	2017

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$104,927	$85,131
Plus: amortization of intangibles (annualized)	878	1,275
Tax effect of amortization of intangibles (annualized)	(184)	(446)
Net income before amortization of intangibles (annualized)	$105,621	$85,960

Average total shareholders' equity	$902,146	$865,712
Less: average goodwill and other intangible assets	(290,493)	(296,086)
Tax effect of average goodwill and other intangible assets	636	1,546
Average tangible equity (non-GAAP)	$612,290	$571,172
Return on average tangible equity (non-GAAP)	17.25%	15.05%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$109,030	$109,960

Net interest income per consolidated statements of net income	$174,596	$167,905
Less: net (gains) losses on sale of securities	—	(3,987)
Plus: taxable equivalent adjustment	2,830	5,614
Net interest income (FTE) (non-GAAP)	177,426	169,532
Noninterest income	38,086	42,812
Net interest income (FTE) (non-GAAP) plus noninterest income	$215,512	$212,344
Efficiency ratio (non-GAAP)	50.59%	51.78%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$213,237	$192,787
Less: interest expense	(38,641)	(24,882)
Net interest income per consolidated statements of net income	174,596	167,905
Plus: taxable equivalent adjustment	2,830	5,614
Net interest income (FTE) (non-GAAP)	177,426	173,519
Net interest income (FTE) (annualized)	237,218	231,994
Average earning assets	$6,525,278	$6,525,576
Net interest margin - (FTE) (non-GAAP)	3.63%	3.55%

# # #